Fees Summary	Apr. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,652,627,415
Previously Paid Amount	0
Total Fee Amount	1,171,617.27
Total Offset Amount	0
Net Fee	1,171,617.27
Narrative - Max Aggregate Offering Price	$ 7,652,627,415	[1]
Narrative - Max Aggregate Offering Amount	7,705,125,000
Final Prospectus	true

[1]	The amount registered, maximum aggregate offering price and registration fee have been calculated by converting the amount registered from Euros to U.S. Dollars based upon the Euro to U.S. Dollar exchange rate as of 12:30 PM (New York City time) on April 29, 2025 on the Bloomberg page “BFIX” of €1.00/$1.1415.